Exhibit 10.28

Loan No. RX0024T7

PROMISSORY NOTE AND SUPPLEMENT
(Single Advance Term Loan)

THIS PROMISSORY NOTE AND SUPPLEMENT (this "Promissory Note and Supplement"), is entered into as of March 19, 2009, between TIDEWATER UTILITIES, INC., a Delaware corporation (the "Company"), and CoBANK, ACB, a federally chartered instrumentality of the United States ("CoBank"), and supplements that certain Master Loan Agreement dated as of May 23, 2003 (as amended or restated from time to time, the “MLA”). Capitalized terms used herein and not defined herein shall have the meanings given to those terms in the MLA.

SECTION 1.         The Commitment.  On the terms and conditions set forth in the MLA and this Promissory Note and Supplement, CoBank agrees to make a loan (the “Loan”) to the Company in an  amount not to exceed $7,000,000 (the "Commitment").  CoBank’s obligation to make the Loan shall expire at 12:00 Noon, Company’s local time, on March 31, 2009, or such later date as CoBank may, in its sole discretion, authorize in writing. Under the Commitment, amounts borrowed and later repaid may not be reborrowed.

SECTION 2.         Purpose.  The purpose of the Commitment is to refinance the outstanding principal balance of that certain Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T5 (the “Term Revolver”). Upon making the Loan, the Term Revolver shall automatically terminate.

SECTION 3.         Availability.  Notwithstanding Section 2.02 of the MLA, the Loan will be made available: (A) on a date to be agreed upon by the parties (the “Closing Date”); (B) by written request in form and content prescribed by CoBank (the “Request for Loan”); (C) in a single advance; and (D) by CoBank retaining the proceeds of the Loan and applying them against the unpaid principal balance of the Term Revolver.

SECTION 4.Interest.

(A)           Interest Rate Options. The Company agrees to pay interest on the unpaid principal balance of the Loan in accordance with one or more of the following interest rate options, as selected by the Company:

(1)           Weekly Quoted Variable Rate Option. At a rate per annum equal to the rate of interest established by CoBank on the first Business Day of each week (the "Variable Rate Option"). The rate established by CoBank shall be effective until the first Business Day of the next week. Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(2)           Quoted Fixed Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance (the “Quoted Fixed Rate Option”). Under this option, rates may be fixed on such balances and for such periods (each a "Quoted Fixed Rate Period") as may be agreeable to CoBank in its sole discretion in each instance; provided that: (1) rates may not be fixed for periods of less than 180 days; (2) rates may be fixed on balances of $100,000 or multiples thereof; and (3) the maximum number of balances that may be subject to this option at any one time shall be five (5).

(3)           LIBOR Option.  At a fixed rate per annum equal to "LIBOR" (as hereinafter defined) plus 2.00% per annum (the “LIBOR Option”).  Under this option:  (1) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, or 6 months, as selected by the Company; (2) rates may be fixed on balances of $100,000 or multiples thereof; (3) the maximum number of balances that may be fixed at any one time shall be five (5); (4) rates may only be fixed on a "Banking Day" (as hereinafter defined) on 3 Banking Days’ prior notice; and (5) rates may not be fixed for Interest Periods expiring on or after the second anniversary of the date hereof, at which time this option shall cease to be in effect. For purposes hereof: (a) "LIBOR" shall mean the rate (rounded upward to the nearest sixteenth of a percentage point and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (“BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on BBA’s official website; (b) "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (c) "Interest Period" shall mean a period commencing on the date this option is to take effect and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, or 6 months thereafter, as the case may be; provided, however, that: (i) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (ii) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (d) “Eurocurrency Liabilities” shall have the meaning as set forth in FRB Regulation D; and (e) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(B)           Elections. Subject to the limitations set forth above, the Company: (1) shall select the applicable rate option(s) at the time it requests the Loan; (2) may, on any Business Day, elect to convert balances bearing interest at the Variable Rate Option to the Quoted Fixed Rate Option; (3) may, on the last day of any Quoted Fixed Rate Period, elect to refix the rate under the Quoted Fixed Rate Option or convert the balance to the Variable Rate Option; (4) may, on the last day of any Interest Period, elect to convert balances bearing interest at the LIBOR Option to the Variable Rate Option or Quoted Fixed Rate Option; and (5) may, on three Banking Days' prior notice, elect to convert balances bearing interest at the Variable Rate Option or the Quoted Fixed Rate Option to the LIBOR Option or refix a rate under the LIBOR Option; provided, however, that balances bearing interest at the Quoted Fixed Rate Option or the LIBOR Option may not be converted or continued until the last day of the Quoted Fixed Rate Period or Interest Period applicable thereto. In the absence of an election provided for herein, the Company shall be deemed to have elected the Variable Rate Option. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time on the applicable Business Day. Any election made telephonically shall be promptly confirmed in writing, if so requested by CoBank.

(C)           Calculation and Payment.  Interest shall be calculated on the actual number of days the Loan is outstanding on the basis of a year consisting of 360 days.  In calculating interest, the date the Loan is made shall be included and the date the Loan or installment thereof is repaid shall, if received before 3:00 P.M. Mountain time, be excluded.  Interest shall be payable monthly in arrears by the twentieth (20th) day of the following month (or on such other day in such month as CoBank shall require in a written notice to the Company) and on the final maturity of the Loan. Notwithstanding the foregoing, at CoBank’s option, interest on any balance bearing interest at the LIBOR Option shall be payable on the last day of the Interest Period or, in the case of Interest Periods of longer than three months, at three month intervals.

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(D)           Additional Provisions Regarding The LIBOR Option. Notwithstanding any other provision hereof, CoBank shall have the right to temporarily suspend or permanently terminate the Company’s ability to fix rates under the LIBOR Option or for one or more Interest Periods if, for any reason whatsoever (including a change in Law): (1) LIBOR is no longer being quoted in the London interbank market or is no longer being quoted for an Interest Period; (2) CoBank is prohibited from offering rates based on LIBOR; or (3) CoBank’s cost to fund balances bearing interest at the LIBOR Option (as determined by CoBank in its sole discretion) increases beyond any corresponding increase in LIBOR or decreases less than any corresponding decrease in LIBOR. In addition, if as a result of a change in Law or otherwise, CoBank is required to allocate additional capital to, or otherwise bear increase costs as a result of maintaining balances under, the LIBOR Option, the Company agrees to indemnify CoBank upon demand against all such costs.

SECTION 5.         Loan Origination Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a loan origination fee in the amount of $23,100. Such fee shall be due and payable on the date hereof.

SECTION 6.          Promissory Note.  The Company promises to repay the Loan to CoBank or order 240 equal, consecutive, monthly installments, each due on the 20th day of the month, with the first installment due on May 20, 2009, and the last installment due on April 20, 2029.. In addition to the above, the Company promises to pay to CoBank or order interest on the unpaid principal balance of the Loan at the times and in accordance with the provisions set forth above. If any date on which principal or interest is due is not a Business Day, then such payment shall be due and payable on the next Business Day and, in the case of principal, interest shall continue to accrue on the amount thereof.

SECTION 7.           Prepayment.  Subject to Section 10.01 of the MLA, the Company may, on one (or, in the case of fixed rate balances, three) Business Day’s prior written notice, prepay all or any portion of the Loan.  Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 8.          Security.  The Company’s obligations hereunder and, to the extent related hereto, the MLA, shall be secured as provided in Section 2.04 of the MLA.

SECTION 9.        Conditions Precedent.  In addition to the conditions precedent set forth in the MLA, CoBank’s obligation to make the Loan to the Company hereunder is subject to the conditions precedent that CoBank shall have received each of the following (which in the case of instruments or documents, must be originals, duly executed, and in form and content acceptable to CoBank): (A) an amount, in immediately available funds, equal to all accrued interest owing under the Term Revolver to the date of the Loan, together with all prepayment and other charges (if any) owing under the Term Revolver; (B) an amended and restated comfort letter and agreement from Middlesex Water; (C) an amendment to the Mortgage (the “Mortgage Amendment”); (D) such evidence as CoBank shall require that the Mortgage Amendment has been recorded in all places where the Mortgage has been recorded; (E) a lien search conducted in the office of the Delaware Secretary of State showing that there are no Liens on any property of the Company other than Liens in favor of CoBank and Liens permitted under Section 6.01 of the MLA; (F) a duly executed Request for Loan; and (G) an endorsement to the “Title Policy” (as hereinafter defined) adding this Promissory Note and Supplement to the list of debt instruments secured by the Mortgage and insured under the Title Policy. For purposes hereof, the “Title Policy” shall mean that certain title insurance policy dated as of May 23, 2003 and issued by Stewart Title Guaranty Company, as endorsed to the date hereof.

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SECTION 10.        Representations and Warranties. In addition to the representations and warranties set forth in the MLA, the Company represents and warrants to CoBank that Appendix B to the Mortgage (as amended) sets forth all real property and interests in real property of the Company as of the date hereof, including without limitation, all real property on or under which the Company has a well, water treatment plant, or water storage facility.

IN WITNESS WHEREOF, the parties have caused this Promissory Note and Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		TIDEWATER UTILITIES, INC.

By:	/s/Tokie Akrie	By:	/s/A. Bruce O’Connor

Title:	Assistant Corporate Secretary	Title:	Treasurer

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Loan No. RX0024T8

PROMISSORY NOTE AND SUPPLEMENT
(Multiple Advance Term Loan Supplement)

THIS PROMISSORY NOTE AND SUPPLEMENT (this "Promissory Note and Supplement"), is entered into as of March 19, 2009, between TIDEWATER UTILITIES, INC., a Delaware corporation (the "Company"), and CoBANK, ACB, a federally chartered instrumentality of the United States ("CoBank"), and supplements that certain Master Loan Agreement dated as of May 23, 2003 (as amended or restated from time to time, the “MLA”). Capitalized terms used herein and not defined herein shall have the meanings given to those terms in the MLA.

SECTION 1.          The Commitment.  On the terms and conditions set forth in the MLA and this Promissory Note and Supplement, CoBank agrees to make loans (each a “Loan”) to the Company during the period set forth below in an aggregate principal amount not to exceed $15,000,000 (the "Commitment").  Under the Commitment, amounts borrowed and later repaid may not be reborrowed.

SECTION 2.          Purpose.  The purpose of the Commitment is to finance capital expenditures relating to the Company’s water system and to refinance debt owing to Middlesex Water Company.

SECTION 3.         Term.  The term of the Commitment shall be from the date hereof, up to and including December 31, 2009, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.          Availability. The Loans will be made available as provided in Section 2.02 of the MLA.

SECTION 5.          Interest.

(A)           Interest Rate Options. The Company agrees to pay interest on the unpaid principal balance of the Loans in accordance with one or more of the following interest rate options, as selected by the Company:

(1)           Weekly Quoted Variable Rate Option. At a rate per annum equal to the rate of interest established by CoBank on the first Business Day of each week (the "Variable Rate Option"). The rate established by CoBank shall be effective until the first Business Day of the next week. Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.

(2)           Quoted Fixed Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance (the “Quoted Fixed Rate Option”). Under this option, rates may be fixed on such balances and for such periods (each a "Quoted Fixed Rate Period") as may be agreeable to CoBank in its sole discretion in each instance; provided that: (1) rates may not be fixed for periods of less than 180 days; (2) rates may be fixed on balances of $100,000 or multiples thereof; and (3) the maximum number of balances that may be subject to this option at any one time shall be five (5).

(3)           LIBOR Option.  At a fixed rate per annum equal to "LIBOR" (as hereinafter defined) plus 2.00% per annum (the “LIBOR Option”).  Under this option:  (1) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, or 6 months, as selected by the Company; (2) rates may be fixed on balances of $100,000 or multiples thereof; (3) the maximum number of balances that may be fixed at any one time shall be five (5); (4) rates may only be fixed on a "Banking Day" (as hereinafter defined) on 3 Banking Days’ prior notice; and (5) rates may not be fixed for Interest Periods expiring on or after the second anniversary of the date hereof, at which time this option shall cease to be in effect. For purposes hereof: (a) "LIBOR" shall mean the rate (rounded upward to the nearest sixteenth of a percentage point and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (“BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on BBA’s official website; (b) "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (c) "Interest Period" shall mean a period commencing on the date this option is to take effect and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, or 6 months thereafter, as the case may be; provided, however, that: (i) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (ii) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (d) “Eurocurrency Liabilities” shall have the meaning as set forth in FRB Regulation D; and (e) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(B)           Elections. Subject to the limitations set forth above, the Company: (1) shall select the applicable rate option(s) at the time it requests a Loan; (2) may, on any Business Day, elect to convert balances bearing interest at the Variable Rate Option to the Quoted Fixed Rate Option; (3) may, on the last day of any Quoted Fixed Rate Period, elect to refix the rate under the Quoted Fixed Rate Option or convert the balance to the Variable Rate Option; (4) may, on the last day of any Interest Period, elect to convert balances bearing interest at the LIBOR Option to the Variable Rate Option or Quoted Fixed Rate Option; and (5) may, on three Banking Days' prior notice, elect to convert balances bearing interest at the Variable Rate Option or the Quoted Fixed Rate Option to the LIBOR Option or refix a rate under the LIBOR Option; provided, however, that balances bearing interest at the Quoted Fixed Rate Option or the LIBOR Option may not be converted or continued until the last day of the Quoted Fixed Rate Period or Interest Period applicable thereto. In the absence of an election provided for herein, the Company shall be deemed to have elected the Variable Rate Option. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time on the applicable Business Day. Any election made telephonically shall be promptly confirmed in writing, if so requested by CoBank.

(C)           Calculation and Payment.  Interest shall be calculated on the actual number of days each Loan is outstanding on the basis of a year consisting of 360 days.  In calculating interest, the date each Loan is made shall be included and the date each Loan or installment thereof is repaid shall, if received before 3:00 P.M. Mountain time, be excluded.  Interest shall be payable monthly in arrears by the twentieth (20th) day of the following month (or on such other day in such month as CoBank shall require in a written notice to the Company). Notwithstanding the foregoing, at CoBank’s option, interest on any balance bearing interest at the LIBOR Option shall be payable on the last day of the Interest Period or, in the case of Interest Periods of longer than three months, at three month intervals.

(D)           Additional Provisions Regarding The LIBOR Option. Notwithstanding any other provision hereof, CoBank shall have the right to temporarily suspend or permanently terminate the Company’s ability to fix rates under the LIBOR Option or for one or more Interest Periods if, for any reason whatsoever (including a change in Law): (1) LIBOR is no longer being quoted in the London

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interbank market or is no longer being quoted for an Interest Period; (2) CoBank is prohibited from offering rates based on LIBOR; or (3) CoBank’s cost to fund balances bearing interest at the LIBOR Option (as determined by CoBank in its sole discretion) increases beyond any corresponding increase in LIBOR or decreases less than any corresponding decrease in LIBOR. In addition, if as a result of a change in Law or otherwise, CoBank is required to allocate additional capital to, or otherwise bear increase costs as a result of maintaining balances under, the LIBOR Option, the Company agrees to indemnify CoBank upon demand against all such costs.

SECTION 6.          Fees.  In consideration of the Commitment, the Company agrees to pay to CoBank a loan origination fee in the amount of $49,500. Such fee shall be due and payable on the date hereof.

SECTION 7.          Promissory Note.  The Company promises to repay the Loans to CoBank or order in 240 equal, consecutive, monthly installments, each due on the 20th day of the month, with the first installment due on February 20, 2010, and the last installment due on January 20, 2030 In addition to the above, the Company promises to pay to CoBank or order interest on the unpaid principal balance of the Loans at the times and in accordance with the provisions set forth above. If any date on which principal or interest is due is not a Business Day, then such payment shall be due and payable on the next Business Day and, in the case of principal, interest shall continue to accrue on the amount thereof.

SECTION 8.          Prepayment.  Subject to Section 10.01 of the MLA, the Company may, on one (or, in the case of fixed rate balances, three) Business Day’s prior written notice, prepay all or any portion of the Loans.  Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 9.          Security.  The Company’s obligations hereunder and, to the extent related hereto, the MLA, shall be secured as provided in Section 2.04 of the MLA.

SECTION 10.       Conditions Precedent.  In addition to the conditions precedent set forth in the MLA, CoBank’s obligation to make the initial Loan to the Company hereunder is subject to the conditions precedent that CoBank receive each of the following (which in the case of instruments or documents, must be originals, duly executed, and in form and content acceptable to CoBank): (A) an amended and restated comfort letter and agreement from Middlesex Water; (B) an amendment to the Mortgage (the “Mortgage Amendment”); (C) such evidence as CoBank shall require that the Mortgage Amendment has been recorded in all places where the Mortgage has been recorded; (D) a lien search conducted in the office of the Delaware Secretary of State showing that there are no Liens on any property of the Company other than Liens in favor of CoBank and Liens permitted under Section 6.01 of the MLA; and (E) an endorsement to the “Title Policy” (as hereinafter defined) adding this Promissory Note and Supplement to the list of debt instruments secured by the Mortgage covered by the Title Policy. For purposes hereof, the “Title Policy” shall mean that certain title insurance policy dated as of May 23, 2003 and issued by Stewart Title Guaranty Company, as endorsed to the date hereof.

SECTION 11.       Representations and Warranties. In addition to the representations and warranties set forth in the MLA, the Company represents and warrants to CoBank that Appendix B to the Mortgage (as amended) sets forth all real property and interests in real property of the Company as of the date hereof, including without limitation, all real property on or under which the Company has a well, water treatment plant, or water storage facility.

IN WITNESS WHEREOF, the parties have caused this Promissory Note and Supplement to be executed by their duly authorized officers as of the date shown above.

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CoBANK, ACB		TIDEWATER UTILITIES, INC.

By:	/s/Tokie Akrie	By:	/s/A. Bruce O’Connor

Title:	Assistant Corporate Secretary	Title:	Treasurer

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Tax Parcel No.:  See Attached List of Parcel Numbers

Prepared by/Return to:
Richards, Layton & Finger, P.A.
P.O. Box 551
Wilmington, DE 19899

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE
AND SECURITY AGREEMENT

BY

TIDEWATER UTILITIES, INC.
1100 South Little Creek Road
Dover, DE 19901

IN FAVOR OF

COBANK, ACB
5500 South Quebec Street
Greenwood Village, Colorado 80111

THE MORTGAGE GRANTS A SECURITY INTEREST
BY A TRANSMITTING UTILITY

THE MORTGAGE CONTAINS AFTER ACQUIRED PROPERTY PROVISIONS
AND SUCH AFTER ACQUIRED PROPERTY IS SECURED BY THE MORTGAGE

THIS AMENDMENT TO COMBINATION MORTGAGE AND SECURITY AGREEMENT
MAY BE FILED AS A FINANCING STATEMENT AND MAY BE
RECORDED IN THE REAL PROPERTY RECORDS

THIS AMENDMENT INCREASES THE AMOUNT THAT MAY BE SECURED BY THE
MORTGAGE AND ADDS NEW DEBT TO THE DEBT SECURED BY THE MORTGAGE

Kent County
RLF1-3376860-1

LIST OF TAX PARCEL NUMBERS

New Castle County	Kent County	Sussex County
13-019.10-106	NM 00-094.15-04-33.00-000	3-34.13.00-543.1
13-019.10-051	NM 00-095.09-01-04.01-000	2-34.11.20-91.00
13-007.40-098	ED-00-086.16-01-01.02-000	2-34-11.16-4.00
13-011.00-122	ED-00-056.20-02-53.00-000	2-34.11.00-64.1
13-013.20-180	SM-00-120.00-01-09.01-000	3-31-3.00-232.00
11-057.00-014	SM-00-118.00-01-24.01-000	3-34-12.00-377.00
13-018.00-239	WD-00-092.02-01-05.01-000	4-32-7.00-32.02
13-012.00-106	NM-00-095.09-01-34.01-000	1-33-10.00-83.01
ED-00-066.04-01-11.01-000
ED-00-066.04-01-04.01-000
ED-05-057.00-01-12.00-000
LC-03-046.00-01-07.23-000
DC-00-028.01-02-39.00-000
DC-00-028.03-07-30.00-000

AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE
AND SECURITY AGREEMENT

THIS AMENDMENT TO COMBINATION WATER UTILITY REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 19, 2009, between TIDEWATER UTILITIES, INC. (the "Company") and CoBANK, ACB ("CoBank").

BACKGROUND

CoBank and the Company are parties to a Combination Water Utility  Mortgage and Security Agreement dated as of May 23, 2003, as amended by an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated as of September 28, 2004, and an Amendment to Combination Water Utility Real Estate Mortgage and Security Agreement dated April 22, 2005 (the “Mortgage”). The parties now desire to amend the Mortgage.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.          Amendments.

(A)           Appendix A.  Appendix A is hereby amended and restated as provided in Appendix A hereto.

(B)           Appendix B.  Appendix B is hereby amended to add the property shown in Appendix B hereto.

SECTION 2.          Ratification.  Except as amended hereby, the Mortgage shall remain in full force and effect as written.

IN WITNESS WHEREOF, TIDEWATER UTILITIES, INC., as Mortgagor, has caused this Mortgage to be signed in its name and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

TIDEWATER UTILITIES, INC., Mortgagor
Signed, sealed and delivered
in the presence of:

/s/Kenneth J. Quinn		By:	/s/A. Bruce O’Connor	(SEAL)
Witness		Name:
		Title:	Treasurer

Attest:

By:	/s/Kenneth J. Quinn
Name:
Title:	Secretary

STATE OF New Jersey                         )
                                                                  )
COUNTY OF Middlesex                       )

The foregoing instrument was acknowledged before me this 16th day of March, 2009, by A. Bruce O’Connor, as Treasurer of Tidewater Utilities, Inc., a Delaware corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year in first above written.

/s/Jill Herrighty
Notary Public
Name:
My commission expires:

APPENDIX A - - CERTAIN OBLIGATIONS; ETC.

1.	The “Credit Agreements” referred to in Section 1.01 are as follows:
(A)	Master Loan Agreement dated as of May 23, 2003 and numbered RX0024;
(B)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024T1 in the principal amount of $3,187,241.75;
(C)	Promissory Note and Supplement dated as of May 23, 2003 and numbered RX0024T2 in the principal amount of $10,500,000;
(D)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T3 in the principal amount of $7,000,000;
(E)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T4 in the principal amount of $7,000,000;
(F)	Promissory Note and Supplement dated as of August 22, 2005, and numbered RX0024T5 in the principal amount of $7,000,000;
(G)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T6 in the principal amount of $10,000,000;
(H)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T7 in the principal amount of $7,000,000;
(I)	Promissory Note and Supplement dated as of March 19, 2009, and numbered RX0024T8 in the principal amount of $15,000,000;
(J)	All amendments to and restatements of any of the foregoing.

2.           The “Maximum Debt Limit” is: $67,000,000.00 plus: (1) all accrued interest, prepayment premiums, fees and other charges owing to the Mortgagee; and (2) other sums as provided in Section 6.09 of the Mortgage.

APPENDIX B

Parcel No:  NM-00-095.09-01-34.01-000 (P/O Lot 122 and Well Site, Royal Grant)

ALL those two certain lots, pieces or parcels of land, situate in North Murderkill Hundred, Kent County and State of Delaware, Parcel No. 1 being part of Lot 122 as shown on the Record Subdivision Plan of ROYAL GRANT, Section 1, prepared by MCA Engineering Corporation, Engineers and Surveyors, of Newark, Delaware, dated August 3, 1975 and recorded in the Office for the Recording of Deeds, in and for Kent County, Delaware in Plat Book No. 14, Page 1, and Parcel No. 2 being the proposed 8' x 8' well pit as shown on the Site Plan, Proposed Water Well, Royal Grant, prepared by MCA Engineering, Division of Kidde Consultants, Inc., of Newark, Delaware, dated November 7, 1977, and revised November 16, 1977, said parcels being more particularly bounded and described as follows, to wit:

PARCEL NO. 1:     BEGINNING at a point in the division line between the parcel herein described and "Dedicated Public Open Space to Kent County" as shown on said Plan of Royal Grant, Section 2, said point being distant the seven following courses and distances from the Northeasterly end of a 30.00 feet radius junction curve joining the Easterly side of Lordship Lane, at 60.00 feet wide, and the Southerly side of Delaware Route No. 10, at 150.00 feet wide: (1) along the said Southerly side of Delaware Route No. 10, Easterly along a curve to the right having a radius of 5654.58 feet, an arc distance of 74.51 feet to a point; (2) thence continuing along the said Southerly side of Delaware Route No. 10, North 83 degrees 36 minutes 00 seconds East, 31.20 feet to a point in the division line between Royal Grant, Section 2 and "Lands now or formerly of Bancroft & Thomas, Inc"; (3) thence thereby along the rear boundary line of Lots 169 and 168 and partly along the rear boundary line of Lot 167, South 13 degrees 34 minutes 00 seconds East, 200.00 feet to a point; (4) thence still thereby and partly along the rear boundary line of Lot 167 and along the rear boundary line of Lots 166, 165, 164 and 163 and partly along the rear boundary line of Lot 162; South 20 degrees 19 minutes 00 seconds East, 337.00 feet to a point in the division line between "Dedicated Public Open Space to Kent County" and "Lands now or formerly of Bancroft & Thomas, Inc." (5) thence thereby North 69 degrees 41 minutes 00 seconds East, 308.00 feet to a point; (6) thence still thereby South 20 degrees 19 minutes 00 seconds East, 160.40 feet to a point; and (7) thence still; thereby South 13 degrees 34 minutes 00 seconds East, 246.98 feet to a point, the point and place of Beginning; thence from said Beginning point, South 13 degrees 34 minutes 00 seconds East, 50.00 feet to a point; thence South 76 degrees 26 minutes 00 seconds West, 50.00 feet to a point; thence North 13 degrees 34 minutes 00 seconds West, 50.00 feet to a point; thence North 76 degrees 26 minutes 00 seconds East, 50.00 feet to a point, the point and place of Beginning.

PARCEL NO. 2:     BEGINNING at a point in the Southerly side of Delaware Route 10, at 150 feet wide, said point being in the division line between Lot 122 and Lot 113; thence from said Beginning point, along the said division line between Lot 122 and Lot 113, and along the division line between Lot 122 and Lot 114, South 23 degrees 33 minutes 59 seconds East, 65.62 feet to a point in the division line between Lot 122 and Lot 121; thence thereby South 42 degrees 31 minutes 00 seconds West, 32.82 feet to a point; thence North 23 degrees 33 minutes 59 seconds West, 84.21 feet to a point in the said Southerly side of Delaware Route 10; thence thereby North 76 degrees 26 minutes 00 seconds East, 30.46 feet to a point, the point and place of Beginning.

Parcel No:  ED-00-066.04-01-11.01-000 (P/O Lot 11, Hunters Point)

ALL that certain lot, piece or parcel of land situated in East Dover Hundred, Kent County and State of Delaware, lying on the west side of Springfield Way, a short distance west of Parkway Drive, being bounded on the east in part by Lot #11 and in part by Springfield Way, on the south by Lot #12, on the west by lands of Albert F. Biddle, on the north by Lot #11, and being more particularly described as follows, to wit:

BEGINNING at a point in the west line of Springfield Way at a corner for this parcel and for Lot #12, said point of beginning being the following two (2) courses from the northwesterly end of a 25 foot radius junction curve joining the west line of Parkway Drive with the south line of Springfield Way: (1) running with the south line of Springfield Way North 76 degrees 21 minutes 48 seconds West, 343.17 feet; thence (2) running in a northerly direction with a 50 foot radius curve to the right an arc distance of 76.27 feet to the place of beginning; thence running from said point of beginning with Lot #12 North 76 degrees 19 minutes 25 seconds West, 117.0 feet to a point in line of lands of Albert F. Biddle; thence running with said lands of Albert F. Biddle North 00 degrees 36 minutes 21 seconds East, 30.80 feet to a corner for this parcel and for Lot #11; thence running with said Lot #11 on the following three (3) courses: (1) South 76 degrees 19 minutes 25 seconds East, 50.0 feet; thence (2) South 13 degrees 40 minutes 35 seconds West, 10.0 feet; thence (3) South 76 degrees 19 minutes 25 seconds East, 78.14 feet to a point in the west line of Springfield Way; thence running with said west line of Springfield Way in a southerly direction with a 50 foot radius curve to the left an arc distance of 20.58 feet to the point and place of beginning.

Parcel No:  ED-00-066.04-01-04.01-000 (South side of CR 158, 5,999 sq. ft)

PARCEL NO. 1:     ALL that certain lot, piece or parcel of land situated in East Dover Hundred, Kent County and State of Delaware, lying on the westerly side of Parkway Drive, a short distance south of County Road #158, being bounded on the east in part by Parkway Drive and in part by Lot #4, on the south by lands of R.I.P. being conveyed to Tidewater Utilities, Inc., on the west by lands of Albert F. Biddle, on the north by Lot #4, and being more particularly described as follows, to wit:

BEGINNING at a point in the west line of Parkway Drive at a corner for this parcel and for Lot #4, said point of beginning being the following four (4) courses from the southerly end of a 25 foot radius curve joining the south line of County Road #158 with the west line of Parkway Drive; (1) running with the west line of Parkway Drive South 00 degrees 34 minutes 12 seconds West, 265.0 feet; thence (2) running with the south line of Parkway Drive, South 89 degrees 25 minutes 48 seconds East, 5.0 feet; thence (3) running with the west line South 00 degrees 34 minutes 12 seconds West, 140.0 feet; thence (4) running in a southerly direction curving to the left on the arc of a circle having a radius of 250 feet an arc distance of 117.47 feet to the place of beginning; thence running from said point of beginning with the westerly line of Parkway Drive in a southerly direction curving to the left on the arc of a circle having a radius of 250.00 feet an arc distance of 8.0 feet to a corner for this parcel and for lands of R.I.P. being  conveyed to Tidewater Utilities, Inc.; thence running with said lands of R.I.P. being conveyed to Tidewater

Utilities, Inc. South 60 degrees 34 minutes 12 seconds West 281.74 feet to a point in line of lands of Albert F. Biddle at a common corner for this parcel, for lands of R.I.P. being conveyed to Tidewater Utilities, Inc. and for Lot #11; thence running with said lands of Albert F. Biddle North 00 degrees 36 minutes 21 seconds East, 17.33 feet to a corner for this parcel and for Lot #4; thence running with said Lot #4 on the following three (3) courses: (1) North 60 degrees 34 minutes 12 seconds East, 41.33 feet; thence (2) South 29 degrees 25 minutes 48 seconds East, 7.0 feet; thence (3) North 60 degrees 34 minutes 12 seconds East, 231.87 feet to the point and place of beginning, be the contents thereof what they may.

PARCEL NO. 2:     ALL that certain lot, piece or parcel of land situated in East Dover Hundred, Kent County and State of Delaware, lying on the westerly side of Parkway Drive, a short distance south of County Road #158, being bounded on the east in part by Parkway Drive and in part by Lot #5, on the south in part by Lot #11 and in part by Lot #5, on the north by lands of Michael Cote being conveyed to Tidewater Utilities, Inc., and being more particularly described as follows, to wit:

BEGINNING at a point in the west line of Parkway Drive at a corner for this parcel and for Lot #4, said point of beginning being the following four (4) courses from the southerly end of a 25 foot radius curve joining the south line of County Road #158 with the west line of Parkway Drive: (1) running with the west line of Parkway Drive South 00 degrees 34 minutes 12 seconds West, 265.0 feet; thence (2) running with the south line of Parkway Drive South 89 degrees 25 minutes 48 seconds East, 5.0 feet; thence (3) running with the west line South 00 degrees 34 minutes 12 seconds West, 140.0 feet; thence (4) running in a southerly direction curving to the left on the arc of a circle having a radius of 250 feet an arc distance of 125.47 feet to the place of beginning; thence running from said point of beginning with the westerly line of Parkway Drive in a southerly direction curving to the left on the arc of a circle having a radius of 250 feet an arc distance of 10.0 feet to a corner for this parcel and for lands of Michael Cote being conveyed to Tidewater Utilities, Inc.; thence running with said lands of Michael Cote being conveyed to Tidewater Utilities, Inc. on the following three (3) courses: (1) South 60 degrees 34 minutes 12 seconds West, 231.94 feet; thence (2) South 29 degrees 25 minutes 48 seconds East, 5.0 feet; thence (3) South 60 degrees 34 minutes 12 seconds West, 40.50 feet to a point in line of Lot #11; thence running with said Lot #11 North 61 degrees 46 minutes 39 seconds West, 17.76 feet to a point in line of lands of Albert F. Biddle at a common corner for this parcel, for said Lot #11 and for lands of Michael Cote being conveyed to Tidewater Utilities, Inc.; thence running with said lands being conveyed to Tidewater Utilities, Inc. North 60 degrees 34 minutes 12 seconds East, 281.74 feet to the point and place of beginning, be the contents thereof what they may.

Parcel No:  ED-05-057.00-01-12.00-000 (East of but not adjacent to US Rt. 13, Dover)

ALL that certain piece and parcel of land and premises situated in East Dover Hundred, Kent County, Delaware, east of but not adjacent to U.S. Rt. 13, more particularly described as follows, to wit:

BEGINNING at a point which is the northeast corner of the State of Delaware lands used as the Delaware State Police Station at a concrete monument, said point also being North fifty-two (52) degrees three (3) minutes East of and Five Hundred (500) feet from the East right of way line of U.S. Rt. 13; thence from said beginning point North fifty-two (52) degrees, twenty-three (23) minutes East One Hundred Twenty (120) ft. to a new corner now established; thence

South forty (40) degrees, fifteen (15) minutes East One Hundred Twenty (120) ft. to another new corner now established; thence South fifty-two (52) degrees, twenty-three (23) minutes West One Hundred Twenty (120) ft. to the East line of lands of the State of Delaware; thence North forty (40) degrees, fifteen (15) minutes West and binding with State of Delaware lands to the place of beginning.

Parcel No:  LC-03-046.00-01-07.23-000 (Holly Oak Lane, Central Delaware Business Park)

ALL that parcel of land situate in the Town of Cheswold, Little Creek Hundred, Kent County, State of Delaware, being a portion of Lot 7 of the Central Delaware Business Park for which the Record Plan for the same is recorded in the Office of the Recorder of Deeds, in and for Kent County, Delaware in Plat Book 77, Page 80, said parcel being more particularly bounded and described as follows, to wit:

BEGINNING for the same at a point on the westerly line of Holly Oak Lane, an 80.00 foot wide private right-of-way, the northeasterly corner for the herein described parcel and a common corner with lands now or formerly of Harvey L. and Stephanie G. Reed (D.R. A-47-242); thence, from the said point of Beginning and with the division line for lands of said Reed South 71 degrees 52 minutes 04 seconds West, 189.42 feet to a point; thence along new lines hereby created separating these lands from remaining lands of the aforementioned Lot No. 7 the following two (2) courses and distances: (1) South 18 degrees 07 minutes 56 seconds East, 110.00 feet to a point; thence (2) North 71 degrees 52 minutes 04 seconds East, 185.00 feet to a point intersecting the arc of a curve for the aforementioned westerly right-of-way line of Holly Oak Lane; thence, with the same along a 457.87 foot radius curve to the right, said curve having a chord bearing of North 19 degrees 35 minutes 52 seconds West and a chord distance of 110.09 feet, an arc distance of 110.36 feet to a point, the place of Beginning.

Parcel No:  DC-00-028.01-02-39.00-000 (Lot E, Willowwood Subdivision)

ALL the following parcels of real property, as described by that certain survey and metes and bounds description prepared by Morris & Ritchie Associates, Inc. dated September 27, 2004 as follows:

PARCEL NO. 1:     BEGINNING for the first at a pin and cap to be set in and distant 404.48 feet from a 1 ½ inch pipe heretofore set at the end of the sixth or North 33 degrees 38 minutes 42 seconds West, 795.04 foot line of a deed from Joseph F. Wick and Patricia W. Wick to Frederick J. Wick, dated January 19, 1977 and recorded in the Office of the Recorder of Deeds, in and for Kent County, Delaware in Deed Book F, Volume 31, Page 371, said pin and cap also being in and distant 254.48 feet from the beginning of the eighteenth or South 33 degrees 38 minutes 42 seconds East, 300.00 foot line of Parcel No. 2 of a deed from Joseph F. Wick and Patricia W. Wick to Joseph F. Wick and Patricia W. Wick, dated August 20, 1992 and recorded in the aforesaid Office of the Recorder of Deeds in Deed Book Y, Volume 51, Page 13, thence binding reversly on part of the said sixth line of the first mentioned deed and binding also on part of the said eighteenth line of second mentioned deed, as now surveyed, with bearings referred to the Delaware Coordinate System (NAD 83/86), (1) South 45 degrees 29 minutes 57 seconds East, 45.52 feet to a pinch pipe heretofore set at the beginning of the nineteenth line of the second mentioned deed, said pinch pipe being also at the end of the third or North 46 degrees 49 minutes 13 seconds East 50.00 foot line of Parcel A of a deed from Charles M. Ewing and Dorothy Mae Ewing to Tidewater Utilities, Inc., dated June 22, 1978 and recorded in the aforesaid Office of the Recorder of Deeds in Deed Book T, Volume 32, Page 112; thence binding on part of the nineteenth line of the second mentioned deed and binding also reversely on part of the third line of the last mentioned deed, (2) South 44 degrees 30 minutes 03 seconds West, 10.00 feet to a point; thence running through and across the second mentioned deed, two courses, viz: (3) North 45 degrees 29 minutes 57 seconds West, 45.39 feet to a point; and (4) North 43 degrees 44 minutes 26 seconds East, 10.00 feet to the place of beginning.

PARCEL NO. 2:      BEGINNING for the second at point at the beginning of the first or South 46 degrees 49 minutes 13 seconds West, 50.00 feet of Parcel A of a deed from Charles M. Ewing and Dorothy Mae Ewing to Tidewater Utilities, Inc., dated June 22, 1978 and recorded in the Office of the Recorder of Deeds, in and for Kent County, Delaware in Deed Book T, Volume 32, Page 112, said point being also at the beginning of the twenty-second or South 33 degrees 38 minutes 42 seconds East, 295.04 foot line of Parcel No. 2 of a deed from Joseph F. Wick and Patricia W. Wick to Joseph F. Wick and Patricia W. Wick, dated August 20, 1992 and recorded in the aforesaid Office of the Recorder of Deeds in Deed Book Y, Volume 51, Page 13, said point being also in and distant 289.01 feet from the beginning of the sixth or North 33 degrees 38 minutes 42 seconds West, 795.04 foot line of a deed from Joseph F. Wick and Patricia W. Wick to Frederick J. Wick, dated January 19, 1977 and recorded in the aforesaid Office of the Recorder of Deeds in Deed Book F, Volume 31, Page 371, thence binding on part of the said twenty-second line of the second mentioned deed and binding also reversely on part of the said sixth line of the third mentioned deed, as now surveyed, with bearings referred to the Delaware Coordinate System (NAD83/86), (1) South 45 degrees 29 minutes 57 seconds East, 25.74 feet to a point of curvature, thence running for new lines of division through the aforesaid Parcel No. 2 of the second mentioned deed, two courses, viz: (2) By a non-tangent curve to the left having a radius of 375.00 feet an arc length of 10.00 feet, said curve being subtended by a chord bearing 43 degrees 14 minutes 22 seconds West, 10.00 feet to a point, and (3) North 45 degrees 29 minutes 57 seconds West, 25.96 feet to intersect the aforesaid first line of the first mentioned Parcel A and to intersect the twenty-first line of the second mentioned deed, thence binding reversely on part of the said first line to its beginning and binding on the remainder of the said twenty-first line, (4) North 44 degrees 30 minutes 03 seconds East, 10.00 feet to the place of beginning.

Parcel No:  DC-00-028.03-07-30.00-000 (Lot D, Willowwood Subdivision)

ALL the following parcels of real property, as described by that certain survey and metes and bounds description prepared by Morris & Ritchie Associates, Inc., dated September 27, 2004 as follows:

PARCEL NO. 1:     BEGINNING for the first at a pin and cap to be set in and distant 404.48 feet from a 1 ½ inch pipe found at the end of the sixth or North 33 degrees 38 minutes 42 seconds West, 795.04 foot line of a deed from Joseph F. Wick and Patricia W. Wick to Frederick J. Wick, dated January 19, 1977 and recorded in the Office of the Recorder of Deeds in and for Kent County, Delaware in Deed Book F, Volume 31, Page 371, said pin and cap also being in and distant 254.48 feet from the beginning of the eighteenth or South 33 degrees 38 minutes 42 seconds East, 300.00 foot line of Parcel No. 2 of a deed from Joseph F. Wick and Patricia W. Wick to Joseph F. Wick and Patricia W. Wick, dated August 20, 1992 and recorded in the aforesaid Office of the Recorder of Deeds in Deed Book Y, Volume 51, Page 13, thence running for new lines of division through and across the first mentioned deed, as now surveyed, with bearings referred to the Delaware Coordinate System (NAD'83/86), three courses, viz: (1) North 43 degrees 44 minutes 26 seconds East, 47.17 feet to a pin and cap to be set; (2) South 58 degrees 56 minutes 16 seconds East 115.00 feet to a pin and cap to be set at a point of curvature, and (3) by a non-tangent curve to the right with a radius of 375.00 feet and an arc length of 74.70, said curve being subtended by a chord bearing South 36 degrees 46 minutes 08 seconds West, 74.57 feet, to a pin and cap to be set, said pin and cap being in the aforesaid sixth line of the first mentioned deed, said pin and cap also being in the twenty-second line of the second mentioned deed, thence binding on part of the said sixth line and binding reversely on the said twenty-second line, (4) North 45 degrees 29 minutes 57 seconds West, 25.74 feet to a point at the end of the four or South 33 degrees 10 minutes 47 seconds East, 50.00 foot line of Parcel A of a deed from Charles M. Ewing and Dorothy Mae Ewing to Tidewater Utilities, Inc., dated June 22, 1978 and recorded in the Office of the Recorder of Deeds in Deed Book T, Volume 32, Page 112, thence binding reversely on the said fourth line and continuing to bind on part of the aforesaid sixth line of the first mentioned deed; (5) North 45 degrees 29 minutes 57 seconds West, continuing the same course, 50.00 feet to a pinch pipe heretofore set at the beginning of the said fourth line of the third mentioned deed, said pinch pipe also being at the end of the aforesaid eighteenth line of the second mentioned deed, thence binding reversely on part of the said eighteenth line and continuing to bind on part of the aforesaid sixth line of the first mentioned deed, (6) North 45 degrees 29 minutes 57 seconds West, continuing the same course, 45.52 feet to the place of beginning.

PARCEL NO. 2:     BEGINNING for the second at a 1 ½ inch pipe heretofore set at the beginning of the seventh or South 63 degrees 21 minutes 18 seconds West, 889.09 foot line of a deed from Joseph F. Wick and Patricia W. Wick to Frederick J. Wick, dated January 19, 1977 and recorded in the Office of the Recorder of Deeds in and for Kent County, Delaware in Deed Book F, Volume 31, Page 371, said 1 ½ inch pipe also being at the end of the third or North 64 degrees 05 minutes 12 seconds East, 150.00 foot line of Parcel B of a deed from Charles M. Ewing and Dorothy Mae Ewing to Tidewater Utilities, Inc., dated June 22, 1978, and recorded in the said Office of the Recorder of Deeds in Deed Book T, Volume 32, Page 112, thence binding on part of the seventh line of the first mentioned deed and binding also reversely on the third line of the second mentioned deed, as now surveyed, with bearings referred to the Delaware Coordinate System (NAD'83/86); (1) South 51 degrees 28 minutes 33 seconds West, 150.00 feet to a concrete monument heretofore set, thence running for new lines of division through the first mentioned deed, four courses, viz: (2) North 39 degrees 59 minutes 04 seconds West, 19.63 feet to a pin and cap to be set; (3) North 50 degrees 00 minutes 56 seconds East, 157.81 feet to a pin and cap to be set; (4) South 45 degrees 56 minutes 24 seconds East, 173.99 feet to a pin and cap to be set; and (5) South 51 degrees 28 minutes 33 seconds West, 10.07 feet to a 3 inch pipe heretofore set at the end of the fourth line of the second mentioned deed, said pipe also being in the sixth line of the first mentioned deed, thence binding reversely on the said fourth line and binding also on part of the said sixth line; (6) North 45 degrees 29 minutes 57 seconds West, 150.00 feet to the place of beginning.